EXHIBIT 23.3
                                  ------------

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Registration Statement of Georgian Bancorporation, Inc. on Form S-8 of our report dated January 30, 2003, appearing in the Annual Report on Form 10-KSB of Georgian Bancorporation for the year ended December 31, 2002.



                                                     /s/  Mauldin & Jenkins, LLC

Atlanta, Georgia
July 20, 2004


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